UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 2005


                                 CEREPLAST, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                            -----------------------
                 (State or other jurisdiction of incorporation)



       333-126378                                          91-2154289
---------------------------                            -------------------
(Commission File Number)                               (I.R.S. Employer
                                                       Identification No.)


        3421-3433 West El Segundo Boulevard, Hawthorne, California 90250
        ---------------------------------------------------------- -----
               (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (310) 676-5000


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:      4
                                        -------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS.............................1

SECTION 2.   FINANCIAL INFORMATION............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS...................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
             STATEMENTS.......................................................1

             Item 4.01  Changes in Registrant's Certifying Accountant.........1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT..............................1

SECTION 6.   [RESERVED].......................................................1

SECTION 7.   REGULATION FD................. ..................................1

SECTION 8.   OTHER EVENTS.....................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ...............................2

SIGNATURES....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Item 4.01  Changes in Registrant's Certifying Accountant.

         On or about December 22, 2005, the Company engaged HJ Associates & Consultants, LLP, Certified Public Accountants ("New Accountant") to audit and review the Company's financial statements for the fiscal year ending December 31, 2005. The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Rose, Snyder & Jacobs, a corporation of certified public accountants (the "Former Accountant").

         The Company had no disagreements with its Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Former Accountant did not terminate its engagement or resign from representing the Company, rather, the Company voluntarily selected the New Accountant to replace the Former Accountant after reviewing the engagement proposals of both firms for the audit and review of the Company's financial statements for the fiscal year ending December 31, 2005.

         Through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused him to make reference to the subject matter of the disagreement in connection with his reports. The decision to select the New Accountant has been recommended and approved by the Company's Board of Directors, and is based on pricing considerations.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.

SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 CEREPLAST, INC.
                        --------------------------------
                                  (Registrant)

Date:  December 22, 2005


                           \s\ Frederic Scheer
                          ---------------------------
                           Frederic Scheer, President











                                       2